UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 20, 2010 (January 20, 2010)

China Marine Food Group Limited
(Exact name of Registrant as specified in its charter)

NEVADA	333-40790	87-0640467
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Da Bao Industrial Zone, Shishi City Fujian, China (Address of principal executive offices)	362700 (Zip code)

Registrant’s telephone number, including area code: 85-595-8898-7588

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry Into a Material Definitive Agreement

Securities Purchase Agreement

On January 20, 2010, China Marine Food Group Limited (the “Company”) entered into Securities Purchase Agreements (the “Securities Purchase Agreement”) with certain purchasers (the “Purchasers”) pursuant to which the Company will sell an aggregate of 4,615,388 shares (the “Shares”) of common stock, par value $.001 per share, for an aggregate purchase price of $30,000,022 (the “Offering”). The Shares are priced at $6.50 per share.

The Shares are being sold pursuant to a shelf registration statement on Form S-3 (Registration No. 333-161910) (the “Registration Statement”) declared effective by the Securities and Exchange Commission (the “SEC”) on December 23, 2009. A prospectus supplement relating to the offering will be filed with the SEC.

The transaction is expected to close on January 25, 2010.

Escrow Agreement

In connection with the execution of the Securities Purchase Agreement, the Company entered into an escrow agreement (the “Escrow Agreement”) wherein the Company, the Placement Agents (as described below) and certain Purchasers have requested that Sichenzia Ross Friedman Ference LLP (“Escrow Agent”), counsel to the Placement Agents, serve as the Escrow Agent and hold the funds from the Offering to be released upon the occurrence of the events set forth in the Escrow Agreement.

Placement Agent Agreement

On January 15, 2010, the Company entered into a placement agent agreement (the “Placement Agent Agreement”) with Global Hunter Securities LLC (“Global Hunter”) and Brean Murray, Carret & Co., LLC (“Brean Murray”), (Global Hunter and Brean Murray are hereinafter collectively referred to as the “Placement Agents”) in which the Placement Agents agreed to act as co-lead placement agents and joint book-running managers in connection with the Offering. The Placement Agents have no obligation to buy any securities from the Company but will use best efforts to arrange for the sale of the Shares.

Consultancy Agreement

On October 18, 2009, the Company entered into a consultancy agreement with World Global Investments Hong Kong Limited (the “Consultancy Agreement”) for the consultant to provide advisory services regarding the structuring and analysis of corporate financing proposals and the Company’s capitalization, including the Offering.

The foregoing description of the Offering, the Securities Purchase Agreement, the Escrow Agreement, the Placement Agent Agreement and the Consultancy Agreement are summaries of the agreements and transactions involved in the Offering and do not purport to be complete and are qualified in their entireties by reference to such documents. A copy of the Securities Purchase Agreement, the Escrow Agreement, the Placement Agent Agreement and the Consultancy Agreement are attached hereto as Exhibits 10.1-10.4 respectively and are incorporated herein by reference.

Item 8.01                      Other Events

On January 20, 2010, the Company issued a press release announcing the transaction. A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

   (d)     Exhibits

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement between the Company and each Purchaser dated as of January 20, 2010
10.2	Form of Escrow Agreement between the Company, Global Hunter Securities LLC, Brean Murray, Carret & Co., LLC, Sichenzia Ross Friedman Ference LLP and certain purchasers dated as of January 20, 2010.
10.3	Placement Agent Agreement between the Company, Global Hunter Securities LLC and Brean Murray, Carret & Co., LLC dated as of January 15, 2010
10.4	Financing Consultancy Engagement Letter between the Company and World Global Investments Hong Kong Limited dated October 18, 2009
99.1	Press release dated January 20, 2010 by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA MARINE FOOD GROUP LIMITED

	By:	/s/ Pengfei Liu
Dated: January 20, 2010		Pengfei Liu, Chief Executive Officer